HOUSEHOLD

Edgar Ancona
Managing Director - Treasurer

HOUSEHOLD

TREASURY OVERVIEW

- **Interest Rate Risk Management**
- Liquidity Risk Management
- 2001 Funding Review
- 2002 Funding Objectives

INTEREST RATE RISK MANAGEMENT

- Household has a limited appetite for interest rate risk
- Consolidated IRR measured by:
  - Two standard deviation interest rate shock on existing balance sheet
  - Two standard deviation rate move on forecasted balance sheet
  - Gradual 200 bp rate increase over next 12 months
  - Additional "what if" analyses performed as needed
- Prime/LIBOR spread monitored

INTEREST RATE RISK MANAGEMENT

- Gradual 200 bp rise in rates over a 12 month period = EPS impact ($0.17)
- 20 bp narrowing of Prime/LIBOR spread = EPS impact of ($0.05)
- Swaps utilized to adjust IRR position
  - Current derivative notional - $45.5 billion
  - Exposure to 38 banks - Top ten constitute 71%
  - 99% of counterparty exposure with banks rated A+ or better; 88% with banks rated AA or better

USE OF DERIVATIVES

- Derivatives used:
  - Primarily interest rate swaps and foreign currency swaps
  - Manage exposure to fluctuations in interest rates and foreign currency exchange rates
- No exposure to leveraged or exotic derivatives
- Do not speculate on interest rates or foreign currency market exposure

DERIVATIVE ACCOUNTING - FAS NO. 133

- FAS No. 133 adopted January 1, 2001
- Substantially all our derivative instruments qualify as effective hedges resulting in no material income statement volatility
- 71% of our swap portfolio represent cash flow hedges, where all critical terms of the derivative match the critical terms of the hedged item
- For cash flow hedges:
  - Equity volatility created as changes in the derivative value are included in equity (OCI)
  - Earning impact recognized in same period as the hedged item affects earnings

DERIVATIVE ACCOUNTING - FAS NO. 133

- Negative unrealized equity mark of $700 million at 12/31/01
  - Direct result of decision to limit interest rate risk in a declining rate environment
  - $392 million of this unrealized loss will be reclassified to earnings within one year
  - The earnings impact of the unrealized loss will be offset by decreased interest expense on the hedged item

TREASURY OVERVIEW

- Interest Rate Risk Management
- **Liquidity Risk Management**
- 2001 Funding Review
- 2002 Funding Objectives

LIQUIDITY RISK MANAGEMENT

- Primary Treasury focus
- Traditional funding sources will meet current and future liquidity requirements
- However, as a result of 9/11 and recent market events, we are further diversifying funding through:
  - Alternative product offerings
  - Broadening investor base
  - Expanding geographic distribution

CURRENT LIQUIDITY APPROACH

- Reduced commercial paper balances from $8.5 billion at 12/31/01 to $5.8 billion at 3/31/02
  - Lengthened average maturity to 33 days from 29 days at 12/31/01
- $1 billion in money market liquidity portfolio at 3/31/02
- Plan to maintain approximately $10 billion in committed backstops
- Supplemented backstop liquidity with additional undrawn ABS conduits
  - Current undrawn conduit capacity of $5.4 billion
  - Greater than 100% of CP outstanding, net of investments

CURRENT LIQUIDITY APPROACH

- Balance sheet liquidity further strengthened through enhanced ABS activity
  - Planned ABS issuance of $11 - $14 billion vs $7 billion in 2001
  - Demonstrated liquidity of real estate portfolios
    - Securitized $1 billion of HFC branch-originated product in 1Q 2002 (financing transaction)
    - Completed 1Q sale of $0.9 billion in wholesale-originated product
    - Funded $0.5 billion of HFC branch-originated product with a conduit draw in 1Q
    - Conduit/warehouse facilities established for possible future use
- Will securitize all major asset classes

CURRENT LIQUIDITY APPROACH

- Emphasize the hallmarks of HFC debt issuance programs: diversifying investor base, maturity extension and large liquid institutional deals
- In first quarter 2002:
  - Issued $2.5 billion 5-year Global to 246 investors
  - Issued $0.7 billion equivalent of 10-year Sterling to 50 investors
  - Issued $1.5 billion of retail MTNs
  - Issued $1.0 billion of institutional-placed MTNs
  - Issued $54 million equivalent of 3-year Czech Koruna

RATING AGENCY RELATIONSHIPS

- Committed to maintaining current credit ratings
- Meet regularly with each agency
- Maintain frequent dialogue outside of meetings
- Currently addressing Fitch outlook issues through the demonstrated liquification of real estate secured receivables

RETAIL NOTE PROGRAM

- Sustainable market
  - Increasing number of issuers generating more retail broker focus
  - Fixed coupon attractive to aging population
- Non-callable product introduced in April 2001
  - Issued $788 million in 2001
- Callable product introduced in 2002
  - Issued $1.5 billion as of 3/31/02
  - Average original maturity - 11 years
  - Average original maturity - 3 years if called
  - Greater A/L flexibility than traditional CDs or bullet MTNs

LIQUIDITY RISK MANAGEMENT

- Managing liquidity risk begins with annual planning process
  - Legal vehicle funding plans developed
  - IRR position drives fixed/floating decision
  - Debt maturity schedule and market conditions drive maturity decision
  - Funding plans adjusted weekly to accommodate shifting product mix and market environment

LIQUIDITY RISK MANAGEMENT

- Several analyses used to measure liquidity risk
  - Maximum Cumulative Outflow (MCO)
    - Analyzes balance sheet maturities and generates cumulative net cash outflow by time period over 5-year horizon
    - Limits reviewed by Finance Committee
  - Debt maturity profile
    - Limits rollover risk

HOUSEHOLD

LIQUIDITY RISK MANAGEMENT

- **Maximum Cumulative Outflow (MCO)**

  Net cash outflow as a percent of managed funding declines in all periods measured

	Largest Monthly Outflow	Cumulative 12-Month Outflow				
Limit*	15%	20%				
		Yr. 1	Yr. 2	Yr. 3	Yr 4	Yr. 5
12/31/99	10.7%	8.1%	7.7%	5.6%	4.6%	2.1%
12/31/00	9.0%	5.0%	7.5%	5.6%	0.9%	(0.9%)
12/31/01	7.0%	3.0%	1.1%	(3.2%)	(4.9%)	(8.7%)
02/28/02	5.7%	1.1%	(1.8%)	(8.8%)	(11.1%)	(16.0%)
Net Cash Outflow ($ in Billions)	$5.7	$1.1	$1.8	($8.7)	($11.0)	($15.9)

**Limit based on percent of managed funding*

LIQUIDITY RISK MANAGEMENT

- Liquidity Risk Analyses
  - Contingency funding scenarios
    - Short and long-term interruptions
    - General market and company-specific events
    - Under a wide variety of scenarios, Household continues to satisfy its funding objectives without utilizing backstops
  - Additional analyses performed as needed
    - Fund potential acquisitions

TREASURY OVERVIEW

- Interest Rate Risk Management
- Liquidity Risk Management
- **2001 Funding Review**
- 2002 Funding Objectives

DIVERSIFIED FUNDING MIX


Commercial Paper 8%
Total Shareholders' Equity 9%
Deposits 6%
Bank & Other Borrowings 3%
Securitization 20%
Senior & Subordinated Debt 54%

Consolidated as of December 31, 2001

2001 Key Accomplishments

- Managed funding grew $12.9 billion
  - Issued $6.0 billion with maturities 5 years and longer
- Increased issuance of large, liquid debt transactions

2001 Key Accomplishments

- Broadened investor base
  - Met with 444 debt/ABS investors
  - Continued issuing in the Japanese and Australian markets
  - Spoke at 8 fixed income/ABS conferences
- Increased public ABS issuance with nine transactions in four different asset classes

TREASURY OVERVIEW

- Interest Rate Risk Management
- Liquidity Risk Management
- 2001 Funding Review
- **2002 Funding Objectives**

2002 KEY FUNDING OBJECTIVES

- Maintain credit ratings
- Provide fairly priced transactions
- Continue to use large USD global issues
- Increase issuance of public ABS transactions
- Reduce reliance on commercial paper
- Broaden worldwide investor marketing programs
- Establish warehouse lines for real estate product

2002 BANK LINES

HFC

- Launched new $4 billion, 364-day facility and new $900 million, 5-year facility to replace maturing facilities
  - $4.5 billion in 364-day facility (matures 4/26/02)
  - $0.93 billion in 5-year facility (matures 5/13/02)
- Asking banks to participate in new facilities based on relative amounts maturing in existing facilities and to consider commitment increases, as warranted
- 9 banks have already committed $2.2 billion to the 364-day facility and $550 million to the 5-year facility. Thank you!

2002 BANK LINES

HFC Bank plc

- Launching new 5-year facility to replace £207 million in syndicated commitments maturing this year

HFC Limited

- Renewing C$695 million 364-day facility in 11/02

2002 SHORT-TERM DEBT

HFC/HI

- Maintain backstop coverage in excess of 100%
- Current target of $5.5 - $6.0 billion, net of investments

HFC Bank plc

- Target average balance of £500 million

HFC Limited

- Target average commercial paper balance of C$450 million

2002 SECURITIZATIONS

HFC

- $11 - $14 billion of public transactions
- Net gains comparable with prior year
  - No gains on real estate securitizations
- Diversify and increase conduit/warehouse capacity for real estate loans

Foreign Subsidiaries

- HFC Bank plc plans two public securitizations totaling £500 - £550 million

2002 DEBT ISSUANCE

- Current funding plans include the put of our $1 billion convertible debt
- Full-year retail note issuance of $5 - $8 billion
- Full-year institutional debt issuance of $23 - $26 billion
  - As of 3/31/02 issued $4.2 billion
  - Total remaining needs of $19 - $22 billion
    - $7.5 - $10 billion in large USD transactions
    - $4 - $8 billion in USD MTNs
    - $1.5 - $2.5 billion in Euro transactions
    - $1.5 - $2.5 billion in other foreign offerings

2002 DERIVATIVE ACTIVITY

Project $15 - $20 Billion in Derivative Activity

- Actively manage interest rate risk
- Hedge FX exposure from non-dollar debt issuance and subsidiary capital investments
- Use plain vanilla swaps, caps and floors
- Continue focus on managing FAS 133 risk

BANK RESTRUCTURING

- Federal banking regulators adopted new capital guidelines for subprime lending activities in 2001
- In response to these guidelines, we contributed $1.15 billion to our bank subsidiaries in the 1Q 2002 to retain "well capitalized" designation
- Currently do not contemplate additional significant equity contributions
- To prospectively manage capital effectively, we will restructure our bank subsidiaries to streamline existing balance sheets and simplify the bank product mix
- Any changes will not materially impact how we operate or fund our businesses

2002 FUNDING SUMMARY

Household Will Continue To:

- Provide access to senior management
- Be responsive to investor inquiry
- Consider proprietary/new ideas
- Award merit-based mandates
- Strengthen credit relationships

RELATIONSHIP GOALS

Looking for full-service financial partners who provide the following products/services:

- Credit
- Debt, ABS and equity execution
- Research and active secondary market support
- Assistance in expanding investor base
- Merger and acquisition ideas
- Derivatives ideas and execution
- Competitively priced, fee-based services

HOUSEHOLD

THANK YOU FOR YOUR SUPPORT

HOUSEHOLD

SUPPLEMENTAL INFORMATION

2001 BANK LINE STATISTICS

HFC (12/31/01)

- $10.1 billion in back-up lines; 48 banks
- 5 distinct syndicated credit facilities
  - $4.5 billion matures 4/02
  - $0.9 billion matures 5/02
  - $0.4 billion matures 6/03
  - $0.5 billion matures 5/04
  - $3.7 billion matures 4/05
- 76% of commitments from banks rated Aa3 or better
- $400 million shared with HI

2001 BANK LINE STATISTICS

Foreign Subsidiaries (12/31/01)

HFC Bank plc

- £2.2 billion in credit lines
  - 23% of lines drawn
  - 9 distinct syndicated credit facilities
  - 65 banks
  - Various maturities to 2007

Household Financial Corporation Limited

- One C$695 million, 364-day revolver
- 8 banks; renews 11/02

2001 SHORT-TERM DEBT

HFC/HI Commercial Paper

- Averaged $8.6 billion
- Maintained backstop coverage of $10.1 billion
- 318 investors
- Individual investor limit of $450 million

2001 SECURITIZATIONS

- Public Transactions
  - $2.8 billion between four auto deals
  - $1.5 billion between two credit card deals
  - $1.5 billion between two real estate deals
  - $1.0 billion private label deal
- Conduits
  - $12.6 billion in facilities (12/31/01)

2001 TERM DEBT ISSUANCE

	Millions
HI/HFC	
MTNs	**$ 7,196**
Underwritten	
USD	7,000
Euro	1,400
Samurai	322
Kangaroo	238
	$16,156
HFC Bank plc	
MTNs	£150
Underwritten	€500
HFC Limited	
MTNs	C$600